                                                                  Exhibit 99.5

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                       STOCK AND ASSET PURCHASE AGREEMENT





                  AMENDMENT NO. 1 (this "Amendment No. 1"), dated as of January 28, 2000, to the Purchase Agreement referred to below among the parties to the Purchase Agreement: THE COOPER COMPANIES, INC., a Delaware corporation ("Parent"), COOPERSURGICAL ACQUISITION CORP., a Delaware corporation (the "Purchaser"), NETOPTIX CORPORATION, a Delaware corporation ("NetOptix"), LEISEGANG MEDICAL, INC., a Florida corporation ("Leisegang"), GALENICA INC., company continued under the laws of the Province of New Brunswick, Canada ("Galenica"), and LEISEGANG FEINMECHANIK-OPTIK GMBH, a company organized under the laws of Germany ("Leisegang GmbH").


                                    RECITALS


                  A. The parties to this Amendment No. 1 are all of the parties to a Stock and Asset Purchase Agreement dated as of December 14, 1999 (the "Purchase Agreement").

                  B. Section 12.1 of the Purchase Agreement provides that the parties have the right to amend the Purchase Agreement pursuant to an instrument signed by each of the parties thereto.

                  C. Each of the parties desires to amend the Purchase Agreement as set forth in this Amendment No. 1.

                  ACCORDINGLY, in consideration of the premises and the mutual representations hereinafter set forth, the parties hereby agree as follows:

                  1. All capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

                  2. Recital A. of the Purchase Agreement is hereby amended and restated as follows:

                      " NetOptix is the record and beneficial owner of all five shares of capital stock, collectively having a par value of DM 50,000.00, of Leisegang GmbH (collectively, the "Share")."

                  3. Section 1.1(a) of the Purchase Agreement is hereby amended by deleting subsection (iii) in its entirety and by substituting in place thereof the following:

                  "(iii) all inventory, raw materials, components, work-in-progress, finished products, packaging materials and stores and supplies existing as of the Closing relating to the Products and the Business including any of the foregoing (A) located on, or normally located on but temporarily removed from, or in transit to, the Facilities or (B) furnished to any supplier, subcontractor or other Person in connection with the manufacture, sale or servicing of any Product, (C) which are in transit to customers and (D) the items of inventory of NetOptix (the "NetOptix Inventory") listed on SCHEDULE 1.1(a)(iii), which items shall also be deemed Products (all of the foregoing in this subsection 1.1(a)(iii) are collectively called, the "Inventory");

        4. Section 1.5 of the Purchase Agreement is hereby amended by adding to the end of such section the following:

"and (c) enforcing at the request and expense of the Purchaser for the benefit of the Purchaser any and all rights of NetOptix Corporation in paragraph 6 of the Consulting and Settlement Agreement and Full and Final Release, dated as of July 6, 1999, by and between Kip Speyer and NetOptix Corporation (previously known as Galileo Corporation), to the extent enforceable."


        5. Section 2.1(c) of the Purchase Agreement is hereby amended and restated as follows:

                  "(c) an aggregate of up to $60,000 of the liabilities under the registered mortgage (the "Canadian Mortgage") on the Canadian Manufacturing Facility in favor of the Caisse Populaire de St. Liboire;"

        6. Sections 3.3(a),(b) and (c) of the Purchase Agreement are hereby amended and restated all follows:

                      "(a) Preparation of Closing Statements.

                  (i) As of the Closing, NetOptix shall (A) take a physical inventory ("Physical Inventory") of all the Inventory and of the inventory owned by Leisegang GmbH (collectively, the "Sellers' Inventory") in a manner to be agreed upon by NetOptix and the Purchaser (which may be observed by the Purchaser), (B) prepare a written statement which sets forth the value as of the Closing of the Sellers' Inventory and the Net Receivables for each Asset Seller (the "Inventory and Receivables Statement") and (C) prepare a statement which sets forth the value as of the Closing of the assets and liabilities of Leisegang GmbH (the "Statement of Assets and Liabilities"). NetOptix shall deliver to the Purchaser within sixty (60) days of Closing the Inventory and Receivables Statement and the Statement of Assets and Liabilities.

                  (ii) The Sellers' Inventory and Net Receivables and the assets and liabilities of Leisegang GmbH on the Statement of Assets and Liabilities shall be determined in accordance with GAAP, each as modified in accordance with the methodology set forth on SCHEDULE 3.3(a)(i) and as follows:

                  (A) Liabilities in the Leisegang GmbH Statement of Assets and
              Liabilities shall reflect all Liabilities with respect to the employee terminations required by SECTION 7.10 that have not been fully paid by the Sellers by the Closing Date;

                  (B) all intercompany Receivables and other assets and all
              intercompany Liabilities shall be eliminated or released; and

                  (C) No Sales Return Liability shall be accrued on the
              Statement of Assets and Liabilities.

              (iii) "Net Receivables" means the sum of trade accounts receivable as of the Closing included in the Purchased Assets and on the Statement of Assets and Liabilities (determined in accordance with GAAP) minus, in each case, reserves for doubtful trade accounts receivable (such reserves to be calculated in accordance with GAAP based on the historical experience of each Seller).

           (b) Review of the Closing Statements.

         Promptly after the Inventory and Net Receivables Statement and the Statement of Assets and Liabilities (collectively, the "Closing Statements") are delivered to the Purchaser pursuant to SECTION 3.3(a), the Purchaser shall conduct an examination of the Closing Statements. NetOptix shall give the Purchaser and its Representatives timely and reasonable access to such of NetOptix's working papers, documents, financial information and other information used in the preparation of the Closing Statements as the Purchaser reasonably deems necessary or desirable in connection with such examination. The Purchaser shall complete its examination of the Closing Statements during the Examination Period. The "Examination Period" shall commence upon delivery by NetOptix to the Purchaser of the Closing Statements and end on the earliest of
(i) thirty (30) days after such delivery, (ii) the date the Purchaser delivers a Closing Statement Objection Notice to NetOptix and (iii) the date the Purchaser notifies NetOptix that the Purchaser accepts the Closing Statements. The Closing Statements as prepared by NetOptix and examined by the Purchaser shall be conclusive and binding on the parties hereto for purposes of this Agreement, subject to the resolution of any disputes in accordance with SECTION 3.3(c).

           (c) Disputes.

         The Purchaser may object to the Closing Statements during the Examination Period by providing NetOptix a written notice describing in reasonable detail the Purchaser's objections to any item or valuation on the Closing Statements (an "Objection Notice"). The Purchaser's failure to deliver an Objection Notice to NetOptix within thirty (30) days after NetOptix's delivery of the Closing Statements to NetOptix shall constitute the Purchaser's binding acceptance of such statements and all matters identified therein. If NetOptix and the Purchaser fail to resolve any objection described on an Objection Notice within ten (10) days after the date the Objection Notice is delivered to NetOptix, then, at the request of either NetOptix or the Purchaser, they shall meet in an attempt to resolve an objection described on the Objection Notice and reach a written agreement (the "Settlement Agreement"). If the parties enter into a Settlement Agreement, the Closing Statements shall be deemed to be as agreed therein. If the parties are unable to resolve the objection described on the Objection Notice within twenty (20) days after receipt by NetOptix of such Objection Notice, then NetOptix and the Purchaser shall select an independent accounting firm of recognized national standing (or, if the parties cannot agree upon a selection, they shall select such accounting firm by lot from among the five largest accounting firms in the United States) which shall resolve such objection as promptly as possible. The accounting firm selected shall not at the time of selection be performing services for either the Purchaser or any Seller. A decision by the independent accounting firm as to the resolution of such objection shall be (absent an agreement of the parties regarding an error that is manifest) conclusive and binding upon the parties for purposes of this Agreement (the "Accountant's Determination"). The Accountant's Determination shall be (1) in writing, (2) made in accordance with GAAP as modified by the standards provided for in this Agreement for the Closing Statements and (3) nonappealable and incontestable by NetOptix and the Purchaser and each of their respective Affiliates and successors and not subject to collateral attack for any reason. All fees and costs payable to the independent accounting firm referred to in this SECTION 3.3(c) shall be borne one-half by the Purchaser and one-half by the Asset Sellers."


         7. The introductory sentence of Section 8.1(k) of the Purchase Agreement is hereby amended by restating such sentence as follows:

                  "Each of the following certificates (or comparable documents in the case of Leisegang GmbH and Galenica) shall have been executed and/or delivered, as the case may be, by the Person who or which is the subject thereof:"

         8. The introductory sentence of Section 8.2(j) of the Purchase Agreement is hereby amended by restating the introductory sentence as follows:

                  "Each of the following certificates (or comparable documents in the case of the Parent's subsidiary designated by the Purchaser to purchase the Canadian Purchased Assets pursuant to Section 1.1(e)) shall have been executed and/or delivered, as the case may be, by the Person who or which is the subject thereof:"

         9. Sections 9.1(a)(viii) and 11.4 of the Purchase Agreement are hereby deleted in their entirety.

         10. Section 11.7 of the Purchase Agreement is hereby amended and restated as follows:

                  "Immediately after the Closing, each of Leisegang and Galenica shall take all steps necessary to change its corporate name to a name sufficiently dissimilar from its current name so that the Purchaser immediately may commence use of the Leisegang and Galenica names and, in the reasonable judgment of the Purchaser, there will be no confusion of the public. "

         11. The definition of "Sublease" in Section 12.14 of the Purchase Agreement is hereby amended and restated as follows:

                  ""Sublease" means collectively sublease agreements under which Leisegang subleases to the Purchaser (i) Suites 150 and 265 located at 6401 Congress Avenue, Boca Raton, Florida, for the period from the Closing Date until October 31, 2002, and (ii) Suites 110 and 116 located at 6421 Congress Avenue, Boca Raton, Florida, for the period ending six months from the Closing Date, in each case on the same terms and conditions and the same costs as such suites are leased to Leisegang under the Florida Facility Lease."

         12. Schedule 3.3(a)(i) to the Purchase Agreement is hereby amended by adding to the end of such schedule the following:

                  "D. NETOPTIX INVENTORY. The NetOptix Inventory shall be valued for purposes of the Closing Statements in accordance with the provisions of Sections A and B of this Schedule 3.3(a)(i); provided, that notwithstanding the provisions of Sections A and B of this
         Schedule 3.3(a)(i), for purposes of the Closing Statements (x) raw material and work in process included in the NetOptix Inventory shall have zero value, (y) the value of the NetOptix Inventory once calculated according to Sections A and B and this Section D, shall be then divided by 2, and (z) in no case shall the aggregate value of all of the NetOptix Inventory exceed $500,000.

                  E. CURRENCY EXCHANGE. In calculating the value of items on the Closing Statements, any values of items provided in other than U.S. Dollars shall be converted to a value denominated in U.S. currency at the conversion rate published by The Wall Street Journal in New York City on the Closing Date."

         13. Section 3.4(a) of the Purchase Agreement is hereby amended and restated as follows:

                  "(a) $1,750,000 of the Purchase Price shall be allocated to the Share."

         14. Schedule 3.4 to the Purchase Agreement is hereby amended and restated as follows:

                          ALLOCATION OF PURCHASE PRICE

Stock of Leisegang GMBH                $ 1,750,000

Canadian Assets:
         Trade Receivables                 400,000
         Inventory                         400,000
         PP&E
             Land                           19,000
             Building                      365,000
             Equipment                     316,000
         Intangibles                     1,500,000

Subtotal Canadian Assets                 3,000,000

Leisegang Florida Assets:
         Trade Receivables               2,000,000
         Inventory                       1,950,000
         PP&E                              450,000
         Intangibles                     1,350,000

Subtotal Florida Assets                  5,750,000

Total                                  $10,500,000

         15. The Purchase Agreement, as amended by this Amendment No. 1, shall remain in full force and effect in accordance with its terms.

         16. This Amendment No. 1 may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

         IN WITNESS WHEREOF, the parties to this Amendment No. 1 have caused this Amendment No. 1 to be executed and delivered as of the date first set forth above.


                      THE PURCHASER:

                      COOPERSURGICAL ACQUISITION CORP.


                      By:/s/Nicholas J. Pichotta
                        -----------------------------------
                      Name:  Nicholas J. Pichotta
                      Title: President

                      THE PARENT HEREBY CONFIRMS ITS GUARANTEE, AS PRIMARY AND NOT AS SECONDARY OBLIGOR OF ALL OBLIGATIONS OF THE PURCHASER UNDER THE PURCHASE AGREEMENT:

                      THE COOPER COMPANIES, INC.

                      By:/s/Robert S. Weiss
                        -----------------------------------
                      Name:  Robert S. Weiss
                      Title:  Vice President

                      THE SELLERS:

                      NETOPTIX CORPORATION


                      By:/s/Thomas J. Mathews
                        -----------------------------------
                            Thomas J. Mathews
                            Authorized Signatory


                      LEISEGANG MEDICAL, INC.


                      By:/s/John D. Barlow
                        -----------------------------------
                            John D. Barlow
                            Authorized Signatory

                      GALENICA INC.


                      By:/s/Charles E. Ball
                        -----------------------------------
                            Charles E. Ball
                            Authorized Signatory


                      LEISEGANG FEINMECHANIK-OPTIK GMBH


                      By:/s/Charles E. Ball
                        -----------------------------------
                            Charles E. Ball
                            Authorized Signatory